Exhibit 10.3
Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of April 9, 2007
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: SHOW BUSINESS: THE ROAD TO BROADWAY
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled SHOW BUSINESS: THE ROAD TO BROADWAY (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: SHOW BUSINESS: THE ROAD TO BROADWAY (running time 102 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) consisting of two window periods. The first window period shall commence on November 01, 2008 and end on March 31, 2009. The second window period shall commence on March 31, 2011 and end on October 31, 2014.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of April 9, 2007, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
·
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end.
ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of April 24, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard,Suite 1150
Los Angeles, CA 90024
     Re: KISS THE BRIDE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled KISS THE BRIDE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: KISS THE BRIDE (running time 115 minutes inclusive of main and end titles).
     (a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
     (b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”),
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of April 24, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of May 2, 2008
Regent Worldwide Sales L.L.C. on
behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: POLAR OPPOSITES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled POLAR OPPOSITES (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: POLAR OPPOSITES (running time 101 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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POLAR OPPOSITES

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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POLAR OPPOSITES

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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POLAR OPPOSITES

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of May 2, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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POLAR OPPOSITES

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wiishire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone:310-806-4288
Fax:310-806-4268
As of May 9, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard,
Suite 1150
Los Angeles, CA 90024
     Re: HOUSE OF USHER
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled HOUSE OF USHER (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: HOUSE OF USHER (running time [TBD] minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A:” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2.	Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).

3.	Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.

4.	Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
HOUSE OF USHER

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”), Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of May 9, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of May 14, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
          Re: VIVERE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled VIVERE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: VIVERE (running time 97 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$20,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $10,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of May 14, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
VIVERE

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of May 28, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: SOLAR FLARE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled SOLAR FLARE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: SOLAR FLARE (running time 101 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of May 28, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0m V) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1 & 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of May 29, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024

Re:	ON THE OTHER HAND DEATH
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled ON THE OTHER HAND DEATH (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: ON THE OTHER HAND DEATH (running time 86 to 102 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of May 29, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval
4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of June 9, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024

Re:	ICE BLUES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled ICE BLUES (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: ICE BLUES (running time 86 to 102 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of June 9, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval
4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
ICE BLUES

7

Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of June 25, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024

Re:	HOLDING TREVOR
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled HOLDING TREVOR (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: HOLDING TREVOR (running time 86 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
HOLDING TREVOR

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
     6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
     7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
HOLDING TREVOR

2

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
HOLDING TREVOR

3

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
HOLDING TREVOR

4

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

HOLDING TREVOR

5

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of June 25, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval
4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
HOLDING TREVOR

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
HOLDING TREVOR

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of July 1, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: CTHULHU
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled CTHULHU (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: CTHULHU (running time 109 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
     (a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
     (b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
     (c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
     (d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
CTHULHU

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of July 1, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of July 10, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024

Re:	MURDER.COM
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled MURDER.COM (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: MURDER.COM (running time 85 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,
HERE NETWORKS L.L.C.

By:

Its:	Executive Vice President
AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C.
on behalf of CONVERGENT FUNDING, LLC

By:

Its:	Vice President

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EXHIBIT A DELIVERY
SCHEDULE
Attached to and forming a part of the Agreement dated as of July 10, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval
4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of June 16, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: NO REGRET
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled NO REGRET (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: NO REGRET (running time 114 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	NO REGRET

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	NO REGRET

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$15,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $7,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	NO REGRET

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	NO REGRET

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	NO REGRET

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of June 16, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.    HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: Ail programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE: digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	NO REGRET

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced: referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix: Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	NO REGRET

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone; 310-806-4288
Fax: 310-806-4268
As of July 16, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: FALL OF HYPERION
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled FALL OF HYPERION (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: FALL OF HYPERION (running time 88 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	FALL OF HYPERION

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television.” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	FALL OF HYPERION

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensors sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	FALL OF HYPERION

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions there of for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	FALL OF HYPERION

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	FALL OF HYPERION

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of July 16, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications- NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate,

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	FALL OF HYPERION

Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of July 17, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: PLAYING WITH FIRE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled PLAYING WITH FIRE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: PLAYING WITH FIRE (running time 88 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	PLAYING WITH FIRE

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	PLAYING WITH FIRE

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE, Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	PLAYING WITH FIRE

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	PLAYING WITH FIRE

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	PLAYING WITH FIRE

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of July 17, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”),
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks LLC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of August 14,2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: THE AMAZING TRUTH ABOUT QUEEN RAQUELA
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled THE AMAZING TRUTH ABOUT QUEEN RAQUELA (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: THE AMAZING TRUTH ABOUT QUEEN RAQUELA (running time 80 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	THE AMAZING TRUTH ABOUT QUEEN RAQUELA

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	THE AMAZING TRUTH ABOUT QUEEN RAQUELA

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensors sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	THE AMAZING TRUTH ABOUT QUEEN RAQUELA

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	THE AMAZING TRUTH ABOUT QUEEN RAQUELA

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	THE AMAZING TRUTH ABOUT QUEEN RAQUELA

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of August 14, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5. Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of August 19, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: THE WORLD UNSEEN
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled THE WORLD UNSEEN (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: THE WORLD UNSEEN (running time 93 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”), Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	THE WORLD UNSEEN

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	THE WORLD UNSEEN

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	THE WORLD UNSEEN

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’s inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	THE WORLD UNSEEN

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensors sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	THE WORLD UNSEEN

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of August 19, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level: if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or O.OmV for digital) duration: 30 seconds: time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or O.OmV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or O.OmV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	THE WORLD UNSEEN

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone:310-806-4288
Fax: 310-806-4268
As of August 26, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: URGENCY
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled URGENCY (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: URGENCY (running time 96 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”),
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	URGENCY

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	URGENCY

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices,
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	URGENCY

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	URGENCY

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	URGENCY

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of August 26, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	URGENCY

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29,97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of August 28, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: HEAT WAVE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled HEAT WAVE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: HEAT WAVE (running time 98 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	HEAT WAVE

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air. satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	HEAT WAVE

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement, Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement:
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. in no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President
AGREED AND ACCEPTED:

REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of August 28, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program,
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax:310-806-4268
As of September 3, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: SAVING MARRIAGE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled SAVING MARRIAGE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: SAVING MARRIAGE (running time 90 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	SAVING MARRIAGE

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	SAVING MARRIAGE

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$30,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $15,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	SAVING MARRIAGE

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’s exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	SAVING MARRIAGE

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President
AGREED AND ACCEPTED:

REGENT WORLDWIDE SALES L.LC. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	SAVING MARRIAGE

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 3, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	SAVING MARRIAGE

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	SAVING MARRIAGE

Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 5, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: SEX POSITIVE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled SEX POSITIVE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: SEX POSITIVE (running time 76 to 120 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	SEX POSITIVE

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	SEX POSITIVE

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15tn day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	SEX POSITIVE

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	SEX POSITIVE

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	SEX POSITIVE

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 5, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds: time code: 00:58:00:00

•	Color bars duration: 60 seconds: time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration; 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	SEX POSITIVE

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced: referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	SEX POSITIVE

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 10, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: EVERYTHING YOU WANTED TO KNOW
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled EVERYTHING YOU WANTED TO KNOW (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: EVERYTHING YOU WANTED TO KNOW (running time 86 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	EVERYTHING YOU WANTED TO KNOW

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television”1 means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor,
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	EVERYTHING YOU WANTED TO KNOW

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	EVERYTHING YOU WANTED TO KNOW

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	EVERYTHING YOU WANTED TO KNOW

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement. Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	EVERYTHING YOU WANTED TO KNOW

     EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 10, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY: other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	EVERYTHING YOU WANTED TO KNOW

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	EVERYTHING YOU WANTED TO KNOW

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 12, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: THE INVISIBLE CHRONICLES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled THE INVISIBLE CHRONICLES (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: THE INVISIBLE CHRONICLES (running time 86 minutes inclusive of main and end titles),
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	THE INVISIBLE CHRONICLES

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
THE INVISIBLE CHRONICLES

2

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
THE INVISIBLE CHRONICLES

3

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
THE INVISIBLE CHRONICLES

4

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement. Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

THE INVISIBLE CHRONICLES

5

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 10, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.    HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3. Videotape brands: SONY: other brands require prior approval
4. Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	THE INVISIBLE CHRONICLES

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	THE INVISIBLE CHRONICLES

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 12, 2008
Regent Worldwide Sales L.L.C. on
behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite
1150 Los Angeles, CA 90024
     Re: THE INVISIBLE CHRONICLES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled BREAKFAST WITH SCOT (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: BREAKFAST WITH SCOT (running time 90 minutes inclusive of main and end titles),
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (‘Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$75,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $37,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
BREAKFAST WITH SCOT

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
BREAKFAST WITH SCOT

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

BREAKFAST WITH SCOT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 12, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1. Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2. Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3. Videotape brands: SONY; other brands require prior approval
4. Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds: time code; 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
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Here Networks LLC.
10990 Wilshire Boulevard, Penthouse
Los Angeles. CA 90024
Phone: 310-806-4288
Fax:310-806-4268
As of September 12, 2008
Regent Worldwide Sales L.L.C. on
behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: MURDER IN FASHION
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled MURDER IN FASHION (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: MURDER IN FASHION (running time 86 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding In the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$40,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $20,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices,
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI,
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than 525,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	MURDER IN FASHION

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 18, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	MURDER IN FASHION

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 19, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: CIAO
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled CIAO (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: CIAO (running time 87 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	CIAO

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	CIAO

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a)	20% on the 15th day of the month following the first Telecast of the Program in the Territory; and

(b)	40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and

(c)	40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and

(d)	In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	CIAO

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with ail available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	CIAO

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	CIAO

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 19, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	CIAO

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced: referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art: captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	CIAO

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 25, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: I CAN’T THINK STRAIGHT
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled I CAN’T THINK STRAIGHT (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: I CAN’T THINK STRAIGHT (running time 81 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	I CANT THINK STRAIGHT

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7- Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9 Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI,
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 25, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title: episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels; Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29,97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 26, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: ANTARCTICA
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled ANTARCTICA (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: ANTARCTICA (running time 110 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	ANTARCTICA

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting,
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (‘Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	ANTARCTICA

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	ANTARCTICA

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	ANTARCTICA

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party, HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	ANTARCTICA

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 26, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2. Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	ANTARCTICA

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art: captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	ANTARCTICA

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of September 30, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: ELEVEN MINUTES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled ELEVEN MINUTES (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: ELEVEN MINUTES (running time 104 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	ELEVEN MINUTES

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	ELEVEN MINUTES

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$65,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $32,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;

3	ELEVEN MINUTES

     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

4	ELEVEN MINUTES

15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	ELEVEN MINUTES

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of September 30, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program,
All on-air program suppliers and production vendors are required to comply with the following technical specifications, NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00
ELEVEN MINUTES

6

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.
ELEVEN MINUTES

7

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of October 3, 2008
Regent Worldwide Sales LL.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re:	TRU LOVED
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled TRU LOVED (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: TRU LOVED (running time 103 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.
TRU LOVED

1

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.
TRU LOVED

2

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 3, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title: episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone:310-806-4288
Fax: 310-806-4268
As of October 7, 2008
Regent Worldwide Sales L.LC.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re:	LITTLE ASHES
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled LITTLE ASHES (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: LITTLE ASHES (running time 105 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere; HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or
LITTLE ASHES

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or
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4

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

LITTLE ASHES

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 7, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix: Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	LITTLE ASHES

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of October 20, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: EICHMANN
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled EICHMANN (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: EICHMANN (running time 100 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	EICHMANN

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	EICHMANN

8, License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory: and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	EICHMANN

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to. anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	EICHMANN

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
	Its:	Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
	Its:	VICE PRESIDENT

5	EICHMANN

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 20, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	EICHMANN

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	EICHMANN

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of October 22, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: DREAM BOY
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled DREAM BOY (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: DREAM BOY (running time 94 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	DREAM BOY

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	DREAM BOY

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE, Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	DREAM BOY

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement: and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	DREAM BOY

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.
Very truly yours,

HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED:
REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A.Colichman
Its: VICE PRESIDENT

5	DREAM BOY

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 22, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP
2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval
4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5,1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art: captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	DREAM BOY

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of October 23, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
      Re: MANUELA Y MANUEL
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled MANUELA Y MANUEL (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: MANUELA Y MANUEL (running time 94 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	MANUELA Y MANUEL

5.	Telecast and Exhibition Rights:
      (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”), Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	MANUELA Y MANUEL

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$40,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $20,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	MANUELA Y MANUEL

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	MANUELA Y MANUEL

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder,
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein. Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	MANUELA Y MANUEL

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 23, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta. or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.
•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7,5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	MANUELA Y MANUEL

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	MANUELA Y MANUEL

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of October 29, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
      Re: THE ART OF BEING STRAIGHT
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled THE ART OF BEING STRAIGHT (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: THE ART OF BEING
STRAIGHT (running time 71 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory,
2. Term; The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	THE ART OF BEING STRAIGHT

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (‘Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	THE ART OF BEING STRAIGHT

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$37,500.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $18,750 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;

3	THE ART OF BEING STRAIGHT

     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.

4	THE ART OF BEING STRAIGHT

15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	THE ART OF BEING STRAIGHT

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of October 29, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY: other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00: tape #2 should start at TC 02:00:00:00

6	THE ART OF BEING STRAIGHT

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes,
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art: captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	THE ART OF BEING STRAIGHT

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 6, 2008
Regent Worldwide Sales L.LC.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
      Re: WATERCOLORS
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled WATERCOLORS (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: WATERCOLORS (running time 106 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	WATERCOLORS

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”), The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	WATERCOLORS

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$75,000.00, which shall be payable as follows;
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $37,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices,
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE, To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	WATERCOLORS

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder,
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	WATERCOLORS

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	WATERCOLORS

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 6, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	WATERCOLORS

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 7, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: JUST SAY LOVE
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled JUST SAY LOVE (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: JUST SAY LOVE (running time 110 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (‘Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	JUST SAY LOVE

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	JUST SAY LOVE

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$43,750.00, which shall be payable as follows:
     (a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
     (b) 40% on the 15tn day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
     (c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
     (d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $21,875 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
(c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	JUST SAY LOVE

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program, Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	JUST SAY LOVE

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	JUST SAY LOVE

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 7, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY: other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds: time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	JUST SAY LOVE

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Pate of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	JUST SAY LOVE

Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 10, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
     Re: MISCONCEPTIONS
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled MISCONCEPTIONS (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: MISCONCEPTIONS (running time 95 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	MISCONCEPTIONS

5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per- view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	MISCONCEPTIONS

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices,
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	MISCONCEPTIONS

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	MISCONCEPTIONS

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: EXECUTIVE VICE PRESIDENT

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	MISCONCEPTIONS

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 10, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at OdB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

6	MISCONCEPTIONS

6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

7	MISCONCEPTIONS

Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 11, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: SHAKE HANDS WITH THE DEVIL
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled SHAKE HANDS WITH THE DEVIL
(the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: SHAKE HANDS WITH THE DEVIL (running time 112 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition. digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of three (3) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico. Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	SHAKE HANDS WITH THE DEVIL

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g.. conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	SHAKE HANDS WITH THE DEVIL

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	SHAKE HANDS WITH THE DEVIL

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	SHAKE HANDS WITH THE DEVIL

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	SHAKE HANDS WITH THE DEVIL

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 11, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”),
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration; 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective. HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (I) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 14. 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding,
LLC 10990 Wilshire Boulevard,
Suite 1150 Los Angeles, CA 90024
Re: $9.99
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled $9.99 (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: $9.99 (running time 78 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A:” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5.	Telecast and Exhibition Rights:
      (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
      (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
      (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$35,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $17,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	$9.99

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	$9.99

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 14, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.

B.	OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 14, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard, Suite 1150
Los Angeles, CA 90024
Re: LEATHER JACKET LOVE STORY
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled LEATHER JACKET LOVE STORY (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: LEATHER JACKET LOVE STORY (running time 85 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’S standard delivery schedule attached hereto as Exhibit “A:” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and Canada and their respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

1	LEATHER JACKET LOVE STORY

5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.’ The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
      (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$25,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $12,500 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’S obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 14, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code; 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available; diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any

3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.LC.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax: 310-806-4268
As of November 18, 2008
Regent Worldwide Sales L.LC.
on behalf of Convergent Funding,
LLC 10990 Wilshire Boulevard,
Suite 1150 Los Angeles, CA 90024
     Re: BLACK RAIN
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled BLACK RAIN (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: BLACK RAIN (running time 90 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5. Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

2	BLACK RAIN

8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices,
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

3	BLACK RAIN

promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13.E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

4	BLACK RAIN

otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party, HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16.Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17.Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

5	BLACK RAIN

EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 18, 2008, between Here Networks LL.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A. HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00; tape #2 should start at TC 02:00:00:00

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6.	HD videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HD Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Dolby A, Dolby SR, DBX, etc.), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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Here Networks L.L.C.
10990 Wilshire Boulevard, Penthouse
Los Angeles, CA 90024
Phone: 310-806-4288
Fax:310-806-4268
As of November 19, 2008
Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC
10990 Wilshire Boulevard. Suite 1150
Los Angeles, CA 90024
     Re: DEATH AMONG FRIENDS
Ladies & Gentlemen:
This will acknowledge and confirm the terms pursuant to which REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC (“Licensor”) has agreed to license to HERE NETWORKS L.L.C. (“HERE”) the motion picture entitled DEATH AMONG FRIENDS (the “Program”) for exhibition on Here Networks program services (“Here Networks”). For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties have agreed to the following:
1. Program(s): “Program(s)” means the motion picture(s) currently entitled: DEATH AMONG FRIENDS (running time 90 minutes inclusive of main and end titles).
(a) The Program shall be produced, recorded (not dubbed) and delivered in the English language and available in hi-definition, digi-beta or beta sp video elements in accordance with the technical specifications of HERE’s standard delivery schedule attached hereto as Exhibit “A;” and
(b) Shall be completely finished, fully edited and titled, and fully synchronized with language, dialogue, sound and music, recorded with sound equipment pursuant to valid licenses, and in all respects ready, and of a technical quality adequate for general first-class Telecast (as defined below in paragraph 5(b) in the Territory.
2. Term: The term of this agreement shall commence on the date hereof and continue throughout the Exhibition Period as set forth in Paragraph 3 hereof (“Term”). Additionally, prior to expiration of the Term, HERE shall have the option to extend the Term for an additional five (5) year Exhibition Period, as defined in Paragraph 3 below, by payment to Licensor of the Extension Fee as defined in subparagraph 8(d) hereof (“Extended Term”).
3. Exhibition Period: HERE shall have unlimited exhibition rights in the Program during the period of four (4) years (“Exhibition Period”) commencing no later than the earlier of the first Telecast of the Program in the Territory or 6 months from complete delivery to and acceptance by HERE of all of the Programs.
4. Territory: HERE shall have the exclusive right to telecast the Program in the United States and its respective territories and possessions, including Puerto Rico, Guam and the U.S. Virgin Islands (“Territory”) and military bases, embassies, ships, aircrafts and carriers flying the flags of the foregoing countries.

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5.	Telecast and Exhibition Rights:
     (a) During the Term and throughout the Territory, HERE shall have the right to Telecast the Program in the languages licensed hereunder on any and all Telecast Service(s) which is and/or are branded and/or owned in whole or in part and/or operated now or in the future by here! Networks, or a parent company, division, affiliate, subsidiary, or licensee thereof in the territory (“Telecast Service”). Such Telecast Service may be advertiser supported and/or accept and disclose on-air program funding in the form of underwriting.
     (b) HERE shall have the exclusive irrevocable right in the Territory to transmit, distribute, perform and exhibit the Program on the Telecast Service via all forms of “standard television” and “non-standard television” (“Telecast”). The term “standard television” means all forms of “free broadcast television.” The term “non-standard television” means all other forms of “television,” excluding free broadcast television only. The term “television” includes, without limitation, all means, manner and method of transmission via over-the-air, satellite, cable, broadband, wireless, Internet protocol, the Internet (provided access to such transmission is technologically capable of being limited to the Territory, e.g., conditional access) and transmission to mobile and handheld devices and any other technology (including, without limitation, cable, free broadcast, subscription television, pay-per-view, closed circuit and all forms and variations of video-on-demand, interactive and delayed exhibition), now known or hereafter devised by which a television signal is or may be delivered (including but not limited to analog, digital and HDTV). HERE shall have the exclusive right, in the Territory to promote, market, and advertise the Telecast of the Program on the Telecast Service in all forms of television and other media, including without limitation the Internet. Notwithstanding the foregoing, the parties acknowledge that Licensor may seek third party licenses during the Term and for the Extended Term, for all or part of the rights granted hereunder and HERE, at its sole option, shall have the right to relicense such rights to Licensor.
     (c) HERE shall have an unlimited number of Telecasts of the Program, on an unlimited number of exhibition days, on each and every Telecast Service throughout the Territory during the Term thereof.
     (d) The license granted herein is exclusive such that Licensor agrees not to Telecast or otherwise exhibit, or authorize, cause, or permit any other person or entity to Telecast or otherwise exhibit in any manner or form whatsoever, the Program in any language or subtitled version in the Territory during the Term on any form of standard or non-standard television, including via any transmission of the Program on the Internet.
     (e) HERE shall have the exclusive right in the Territory for the original television premiere of the Program such that the Program shall not have been exhibited or otherwise exploited in any media whatsoever anywhere in the Territory prior to HERE’S initial Telecast of the Program on the Telecast Service.
     (f) Licensor irrevocably grants to HERE the exclusive, worldwide right to Telecast the Program and all elements thereof throughout the world, regardless of location, on any and all cruise ships, theme parks, hotels, airplanes, resorts and entertainment centers that are broadcasting any Telecast Services, provided that Telecast of the Program on any such branded and/or owned services shall be limited to closed circuit television or a similar form of limited access television exhibition permitting access only within the particular theme park, resort, entertainment centers, cruise ships, hotels and airplanes.
6. Premiere: HERE’S initial exhibition of the Programs will constitute a premiere in both standard and nonstandard television formats and Internet distribution in the Territory.
7. Exclusivity: The Program shall be exclusive to HERE in the Territory in standard and nonstandard television, including Internet distribution, during the Term.

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8. License Fee: HERE shall pay Licensor a license fee (“License Fee”) for the Program of US$50,000.00, which shall be payable as follows:
(a) 20% on the 15th day of the month following the first Telecast of the Program in the Territory; and
(b) 40% on the 15th day of the month twelve (12) months following the first Telecast of the Program in the Territory; and
(c) 40% on the 15th day of the month twenty-four (24) months following the first Telecast of the Program in the Territory; and
(d) In the event the Term is extended pursuant to Paragraph 2 above, the fee for such extension shall be $25,000 (“Extension Fee”).
9. Delivery: Licensor shall deliver the materials (collectively, “Deliverables”) as more fully set forth in Exhibit A, attached hereto and forming a part hereof. Timely delivery of the Deliverables shall be of the essence of the Agreement. Licensor shall be responsible for the expense of shipping Deliverables from Licensor to HERE. Distributor acknowledges that Delivery is complete.
10. Editing & Narrating: HERE shall have the right to edit the Program for all purposes, including, without limitation, wrapping, formatting and scheduling, creating promotional interstitial elements, inserting commercials, and conforming with HERE’S standards and practices.
11. Advertising and Promotion Materials: Licensor hereby grants to HERE the following rights with respect to the Program, which rights shall be exclusive to HERE within the Territory:
     (a) The right to use, disseminate, reproduce, print and publish, without the payment of any additional compensation, any and all audio, visual and other elements of the Program, including without limitation, any clips, music (in context only unless otherwise specified herein) existing slides, photos and other publicity and promotional materials reasonably available to or under the control of Licensor (“Advertising Materials”), subject to any pre-existing third party contractual restrictions applicable thereto and of which Licensor informs HERE in writing at the time of delivery of the Advertising Materials. HERE’S inadvertent or unintentional failure to comply with any such applicable restrictions shall not constitute a material breach of this Agreement. Licensor hereby acknowledges HERE’S preference for original color slides and agrees to use best efforts to furnish same to HERE. To the extent reasonably practical, said Advertising Materials shall be delivered to HERE at Licensor’s sole cost and expense not less than one hundred and twenty (120) days prior to commencement of the Term, or as early as reasonably and commercial possible. Licensor shall deliver said Advertising Materials in accordance with the Delivery Requirements. Licensor understands that the furnishing of the aforementioned Advertising Materials is a material obligation of this Agreement and failure to comply with such is grounds for termination of this Agreement;
     (b) The right to create and use written summaries, extracts, and synopses for the purpose of advertising, exploitation and publicity;
     (c) The right to advertise, publicize, and promote the exhibition of the Programs by all means and/or media (including, but not limited to the Internet) in the Language specified herein;
     (d) The right to create television promotional spots featuring segments (not to exceed four (4) minutes each) of the Program and the right to engage in commercial or

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promotional tie-ins with sponsors of the Program or the Telecast Service, subject to any restrictions or obligations contained in the talent agreements and notified by Licensor to HERE in writing in advance;
     (e) The right to use and authorize third parties to use the name, likeness and/or voice of, and biographical information relating to, anyone who rendered services in or in connection with the Program, for the purpose of advertising, publicizing or promoting the Programs or the Telecast Service, but not so as to constitute a direct endorsement of any product or Telecast Service other than the Telecast Service referred to in this Agreement, and subject to any applicable guild and third party contractual restrictions of which Licensor notifies HERE in advance in writing. Notwithstanding the foregoing, HERE’S inadvertent or unintentional failure to comply with any applicable guild or third party contractual restrictions shall not constitute a material breach of this Agreement; and
     (f) The right to submit the Program or portions thereof for awards consideration within the Territory.
Immediately upon signature of this Agreement, Licensor shall furnish HERE with all available promotional materials as set forth in Exhibit A. Timely delivery of all available promotional materials is of the essence of the Agreement.
12. Warranties and Indemnification: Licensor warrants and represents that it has the right to enter into this Agreement, to grant all rights (including but not limited to grand rights) granted herein and to perform all of Licensor’s obligations hereunder and that HERE’S exercise of its rights hereunder, including, without limitation, the exhibition, promotion, publicity and advertising use of the Program or any part thereof as provided herein shall not violate the rights of any third party or cause HERE to have any financial liability whatsoever, except for the License Fee set forth herein and payment to performing rights societies such as ASCAP and BMI.
Licensor shall indemnify and hold harmless HERE from and against any claims, damages, costs, liabilities and expenses, including but not limited to reasonable counsel fees, relating to the Program or arising from exhibition of the Program by HERE or the Here Networks program services, any breach of any warranty or representation made by Licensor herein, or any promotional use by HERE of the Program or any elements thereof, in any manner in any media (but not as a direct endorsement of any product), including without limitation, clips, photographs and music. HERE shall similarly indemnify and hold harmless Licensor for any breach of any warranty or representation of HERE hereunder.
13. E&O Insurance: Licensor shall cause HERE to be named as an additional insured with respect to the Program under Licensor’s Errors and Omissions and shall provide HERE with an endorsement to the policy evidencing such coverage prior to the commencement of principal photography of the Program. Such insurance shall be in an amount not less than $1 Million/$3 Million, shall be obtained prior to the commencement of principal photography of the Program with no exclusions from an entity reasonably approved by HERE and shall have a deductible of no greater than $25,000 per claim. Licensor shall cause its carrier to assume primary responsibility notwithstanding that HERE also may have its own insurance coverage. As a condition to HERE’s obligations under this Agreement, Licensor shall provide HERE with a copy of such Errors and Omissions policy.
14. Choice of Law: This Agreement shall be governed and construed in accordance with the laws of the State of California applicable to contracts entered into and fully to be performed therein. Licensor hereby consents and submits to the jurisdiction of the federal and state courts located in the State of California, and any action or suit under this Agreement may be brought in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in the State of California.
15. Assignment: This Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and permitted assigns. Licensor may not assign, license or

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otherwise transfer its rights and/or obligations under this Agreement, in whole or in part, to any person or entity, provided however that Licensor may assign the right to receive payment hereunder to any third party. HERE may assign any or all of its rights and obligations under this Agreement for purposes of distribution of the Program, or in connection with a merger or sale of the assets of HERE, as long as assignee assumes all of the obligations hereunder.
16. Termination: HERE shall have the right to terminate this Agreement in its sole and absolute discretion if Licensor fails to deliver the Program in accordance with the terms and conditions hereof, subject to any notice and cure provisions hereof. Except as expressly provided herein, Licensor shall not have the right to terminate, revoke, cancel, or rescind this Agreement for any reason whatsoever prior to the expiration of the Term, unless with the consent of both parties in writing.
17. Remedies: No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding breach hereof. Notwithstanding any other provision of this Agreement, Licensor’s sole remedy for breach by HERE of any of its obligations under this Agreement shall be an action at law for damages and Licensor acknowledges that such damages are fully adequate to compensate Licensor in the case of any breach by HERE hereunder. In no event shall Licensor seek or be entitled to rescission, injunctive or other equitable relief.
Please sign below to indicate your acceptance of the foregoing as of the date first written above and return all copies of the Agreement to HERE for countersignature. A fully executed copy of the Agreement will be sent to you thereafter.

Very truly yours, HERE NETWORKS L.L.C.
By:	/s/ Mark Reinhart
Its: Executive Vice President

AGREED AND ACCEPTED: REGENT WORLDWIDE SALES L.L.C. on behalf of CONVERGENT FUNDING, LLC
By:	/s/ Paul A. Colichman
Its: VICE PRESIDENT

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EXHIBIT A
DELIVERY SCHEDULE
Attached to and forming a part of the Agreement dated as of November 19, 2008, between Here Networks L.L.C. (“HERE”) and Regent Worldwide Sales L.L.C.
on behalf of Convergent Funding, LLC (“Licensor”).
PROGRAM DELIVERABLES
A.	HERE PROGRAM AND TRAILER VIDEOTAPE SPECIFICATIONS
LICENSOR shall deliver to HERE on separate masters the (i) Programs and (ii) trailer and any promotion spots of the Program.
All on-air program suppliers and production vendors are required to comply with the following technical specifications. NO EXCEPTIONS.
All videotapes shall be delivered: Here Networks Director of Operations, c/o Andrita Studios, Inc., 3030 Andrita Street, Los Angeles, CA 90065, Attn: John Mongiardo.
1.	Videotape formats: All programs should be delivered on the best quality master available in the following order and preference of video tape formats: HD CAM, DigiBeta, or Beta SP

2.	Program length vs. videotape length:
•	30-minute program = 34 minutes tape

•	60-minute program = 64 minutes tape

•	90-minute program = 94 minutes tape

•	120-minute program = 124 minutes tape
3.	Videotape brands: SONY; other brands require prior approval

4.	Air master or sub-master tapes must conform with the following:
•	Air master programs: Recorded on a black & coded tape (video black analog 7.5 IRE; digital 0.0mV) with continuous time code and control track from the beginning of tape leader to the end. ABSOLUTELY NO FALSE START OF VIDEO OR TIME CODE AT THE BEGINNING.

•	Time code type: LTC drop frame DFTC (continuous control track).

•	Color bars: NTSC (analog or digital)

•	Audio Tone: 2 or 4 channels 1 KHz at 0dB analog or digital embedded audio tone.

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only.

•	Programming video and audio levels must be referenced to the color bars video level and audio tone level; if not, master will be rejected.
5.	Videotape leader must conform with the following:
•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 30 seconds; time code: 00:58:00:00

•	Color bars duration: 60 seconds; time code: 00:58:30:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:30:00

•	Program slate: Title; episode #; date, duration; duration: 10 seconds; time code: 00:59:40:00

•	Video black (7.5 IRE for analog or 0.0mV for digital) duration: 10 seconds; time code: 00:59:50:00

•	Program video: Actual programming starts at time code 01:00:00:00. DO NOT include ratings, disclaimers or FBI warnings.

•	Two-tape programs: One tape is preferred, but if program is on 2 tapes, tape #1 program should start at TC 01:00:00:00: tape #2 should start at TC 02:00:00:00

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6.	HP videotape technical standard:
•	Resolution shall be 1920x1080 pixels 29.97-frame rate Interlaced; referenced to 59.94HZ (Aka1080i)

•	Audio channels: Channel 1& 2 complete stereo mix; Channel 3&4: stereo music & effects only (Dolby 5.1 channels is not accepted at this time)

•	Time code: Continuous drop-frame time code locked and referenced to the HD video stream at the 29.97 frame rate.

•	HP Color Bars
7.	Videotape container label required information:
•	Type of recording (master, backup, dub, etc.)

•	Production agency

•	Production center

•	Program title

•	Episode title and number, if applicable

•	Program length

•	Recording standards (e.g., high band, color, etc.)

•	Audio track information (e.g., mono, stereo, etc.)

•	Audio noise reduction information (e.g., Polby A, Dolby SR, DBX, etc), if applicable

•	Date of production

•	Beta format videotape of all principal music themes.
8.	Here technical inspection and acceptance: HERE shall have up to forty-five (45) days from delivery to inspect the videotape master for compliance with the foregoing technical specifications. If the master does not meet the technical specifications or is otherwise defective, HERE shall give notice to Licensor, including a list of any defective elements. Licensor shall have ten (10) business days from receipt of notice to cure the defects and redeliver the master videotape. If Licensor does not cure, then HERE shall have the option to (i) terminate this Agreement with no further liability or obligation to Licensor, or (ii) create or cure the defective elements and charge the cost thereof to Licensor.
B. OTHER DELIVERABLES
All other Deliverables should be delivered to: here! TV, Director of Marketing, 10990 Wilshire Blvd, Penthouse, Los Angeles, California, 310-806-4298, Attn: Andrea Krauss
1.	Promotional materials: All available advertising and promotional print materials relate to the Programs including:
•	Ad slicks, slides, press announcements, on-air promos and trailers (if available).

•	Color production stills with captions, texted and textless key art and poster art; captioned host/star/director head shots all in the highest resolution available on all of the following formats available: diskette and transparencies.

•	On diskette and hard copy Program logos, a synopsis and description of the Program (including the title and a brief description of the Program’s topic and content), a complete list of cast and credits, and biographies of key Program performers and host, if any

•	Trailer and promotional spots in all digitized versions available in all formats created (if available).
2.	Complete music cue sheet and licenses for the Program: In customary form, setting forth for each musical composition contained within the Program, the title, type of use, duration of use and the names of the composer, lyricist, publisher, copyright proprietor and performing rights society, if any
3.	Credit Statement: One (1) original typewritten copy with a copy on diskette in Word 4.0 format of a statement of credits applicable to the Program setting forth the names and credit obligations of Licensor with regard to all persons to whom Licensor is contractually obligated to accord credit on the screen, in any paid advertising.

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